Exhibit 99.1

FOR IMMEDIATE RELEASE	Bel Fuse Inc. 300 Executive Drive Suite 300 West Orange, NJ 07052 www.belfuse.com tel 201.432.0463

Bel Reports First Quarter 2024 Results

Sustained Gross Margin Performance with Sales in Expected Range

Provides Q2-24 Sales and Gross Margin Guidance

WEST ORANGE, NJ, Thursday, April 25, 2024-- Bel Fuse Inc. (Nasdaq: BELFA and BELFB) today announced preliminary financial results for the first quarter of 2024.

First Quarter 2024 Highlights

•	Net sales of $128.1 million compared to $172.3 million in Q1-23
•	Gross profit margin of 37.5%, up from 31.1% in Q1-23
•	Net earnings of $15.9 million versus $14.6 million in Q1-23
•	Adjusted EBITDA of $24.5 million (19.2% of sales) as compared to $28.1 million (16.3% of sales) in Q1-23
•	Repurchased 109,000 shares of Bel stock at an aggregate cost of $6.3 million through March 31, 2024

“We are pleased with our Q1 results, achieving a higher than anticipated level of profitability on a lower sales volume from Q1-23, which was within our expected range,” said Daniel Bernstein, President and CEO. “Our Connectivity segment continues to be strong with robust sales into commercial air and defense and meaningful sales into the emerging end market of space. From a profitability perspective, the Power Solutions and Protection and Connectivity segments were significant contributors, each achieving impressive margin expansion compared to last year’s first quarter. These areas helped to mitigate the challenging environment within our Magnetics business, where our customers and distribution partners are still working through inventory on hand.” concluded Mr. Bernstein.

Farouq Tuweiq, CFO, added “The level of gross margin percentage achieved during the quarter continues to prove the durability of our transformation. Margins in Q1-24 benefited from a favorable product mix, certain customer contract renewals and cost savings from the facility consolidation and procurement efforts of 2023.

“As we look to Q2-2024, and given destocking is still underway in certain areas, we are expecting second quarter GAAP net sales to be in the range of $125 to $135 million with gross margins in the range of 34-36% based on information available as of today. The team remains diligent in balancing the level of resources needed to support future growth while being mindful of our current level of demand. We will be closely monitoring the status of the anticipated rebound as we approach mid-year in order to make proactive and responsive business decisions as needed to support our future development and success” concluded Mr. Tuweiq.

Non-GAAP financial measures, such as Non-GAAP net earnings, Non-GAAP EPS, EBITDA and Adjusted EBITDA, adjust corresponding GAAP measures for provision for income taxes, interest expense, and depreciation and amortization, and also exclude, where applicable for the covered period presented in the financial statements, certain unusual or special items identified by management such as restructuring charges, gains/losses on sales of businesses and properties and liquidation of foreign subsidiary, and certain litigation costs. Non-GAAP adjusted net sales exclude expedite fee revenue. Please refer to the financial information included with this press release for reconciliations of GAAP financial measures to Non-GAAP financial measures and our explanation of why we present Non-GAAP financial measures.

Conference Call

Bel has scheduled a conference call for 8:30 a.m. ET on Friday, April 26, 2024 to discuss these results. To participate in the conference call, investors should dial 877-407-0784, or 201-689-8560 if dialing internationally. The presentation will additionally be broadcast live over the Internet and will be available at https://ir.belfuse.com/events-and-presentations. The webcast will be available via replay for a period of at least 30 days at this same Internet address. For those unable to access the live call, a telephone replay will be available at 844-512-2921, or 412-317-6671 if dialing internationally, using access code 13745912 after 12:30 pm ET, also for 30 days.

About Bel

Bel (www.belfuse.com) designs, manufactures and markets a broad array of products that power, protect and connect electronic circuits. These products are primarily used in the networking, telecommunications, computing, general industrial, high-speed data transmission, military, commercial aerospace, transportation and eMobility industries. Bel's portfolio of products also finds application in the automotive, medical, broadcasting and consumer electronics markets. Bel's product groups include Magnetic Solutions (integrated connector modules, power transformers, power inductors and discrete components), Power Solutions and Protection (front-end, board-mount and industrial power products, module products and circuit protection), and Connectivity Solutions (expanded beam fiber optic, copper-based, RF and RJ connectors and cable assemblies). The Company operates facilities around the world.

Company Contact:

Farouq Tuweiq

Chief Financial Officer

ir@belf.com

Investor Contact:

Three Part Advisors

Jean Marie Young, Managing Director or Steven Hooser, Partner
631-418-4339

jyoung@threepa.com; shooser@threepa.com

Cautionary Language Concerning Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our guidance for the second quarter of 2024, and our statements regarding our expectations for 2024 generally including anticipated financial performance, projections and trends for the coming year and other future periods, and our statements regarding future events, performance, plans, intentions, beliefs, expectations and estimates, including statements regarding matters such as trends and expectations as to our sales, gross margin, inventory, products, product segments and product mix, end markets and emerging end markets, customer contracts, contract renewals and destocking, growth, costs and cost structures, statements regarding consolidation projects and initiatives and procurement efforts, and the anticipated benefits thereof, statements regarding the diligence of the team in balancing resources, expectations regarding anticipated rebound, and statements about future growth, development, success, and margin enhancement, and other statements regarding the Company's positioning, its strategies, future progress, investments, plans, targets, goals, and other focuses and initiatives, and the expected timing and potential benefits thereof, and statements regarding our expectations and beliefs regarding trends in the Company's business and industry and the macroeconomic environment generally. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “forecast,” “outlook,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Bel’s control. Bel’s actual results could differ materially from those stated or implied in our forward-looking statements (including without limitation any of Bel’s projections) due to a number of factors, including but not limited to, the market concerns facing our customers, and risks for the Company’s business in the event of the loss of certain substantial customers; the continuing viability of sectors that rely on our products; the effects of business and economic conditions, and challenges impacting the macroeconomic environment generally and/or our industry in particular; the effects of rising input costs, and cost changes generally, including the potential impact of inflationary pressures; difficulties associated with integrating previously acquired companies; capacity and supply constraints or difficulties, including supply chain constraints or other challenges; the impact of public health crises (such as the governmental, social and economic effects of COVID or other future epidemics or pandemics); difficulties associated with the availability of labor, and the risks of any labor unrest or labor shortages; risks associated with our international operations, including our substantial manufacturing operations in China; risks associated with restructuring programs or other strategic initiatives, including any difficulties in implementation or realization of the expected benefits or cost savings; product development, commercialization or technological difficulties; the regulatory and trade environment; risks associated with fluctuations in foreign currency exchange rates and interest rates; uncertainties associated with legal proceedings; the market's acceptance of the Company's new products and competitive responses to those new products; the impact of changes to U.S. and applicable foreign legal and regulatory requirements, including tax laws, trade and tariff policies; and the risks detailed in Bel’s most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and in subsequent reports filed by Bel with the Securities and Exchange Commission, as well as other documents that may be filed by Bel from time to time with the Securities and Exchange Commission. In light of the risks and uncertainties impacting our business, there can be no assurance that any forward-looking statement will in fact prove to be correct. Past performance is not necessarily indicative of future results. The forward-looking statements included in this press release represent Bel’s views as of the date of this press release. Bel anticipates that subsequent events and developments will cause its views to change. Bel undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Bel’s views as of any date subsequent to the date of this press release.

Non-GAAP Financial Measures

The Non-GAAP financial measures identified in this press release as well as in the supplementary information to this press release (Non-GAAP adjusted net sales, Non-GAAP net earnings, Non-GAAP EPS, EBITDA and Adjusted EBITDA) are not measures of performance under accounting principles generally accepted in the United States of America ("GAAP"). These measures should not be considered a substitute for, and the reader should also consider, income from operations, net earnings, earnings per share and other measures of performance as defined by GAAP as indicators of our performance or profitability. Our non-GAAP measures may not be comparable to other similarly-titled captions of other companies due to differences in the method of calculation. We present results adjusted to exclude the effects of certain unusual or special items and their related tax impact that would otherwise be included under U.S. GAAP, to aid in comparisons with other periods. We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. We use these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. We also believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other similarly situated companies in our industry, many of which present similar non-GAAP financial measures to investors. We also use non-GAAP measures in determining incentive compensation. For additional information about our use of non-GAAP financial measures in connection with our Incentive Compensation Program for 2023, please see the Executive Compensation discussion appearing in our Definitive Proxy Statement filed with the Securities and Exchange Commission on April 1, 2024.

Website Information

We routinely post important information for investors on our website, www.belfuse.com, in the "Investor Relations" section. We use our website as a means of disclosing material, otherwise non-public information and for complying with our disclosure obligations under Regulation FD. Accordingly, investors should monitor the Investor Relations section of our website, in addition to following our press releases, Securities and Exchange Commission (SEC) filings, public conference calls, presentations and webcasts. The information contained on, or that may be accessed through, our website is not incorporated by reference into, and is not a part of, this document.

[Financial tables follow]

Bel Fuse Inc.
Supplementary Information(1)
Condensed Consolidated Statements of Operations
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2024	2023

Net sales	$128,090	$172,344
Cost of sales	80,012	118,680
Gross profit	48,078	53,664
As a % of net sales	37.5%	31.1%

Research and development costs	5,215	5,223
Selling, general and administrative expenses	24,944	25,296
As a % of net sales	19.5%	14.7%
Restructuring charges	65	3,507
Income from operations	17,854	19,638
As a % of net sales	13.9%	11.4%

Interest expense	(434)	(983)
Interest income	1,115	107
Other income/expense, net	1,817	(26)
Earnings before income taxes	20,352	18,736

Provision for income taxes	4,478	4,164
Effective tax rate	22.0%	22.2%
Net earnings	$15,874	$14,572
As a % of net sales	12.4%	8.5%

Weighted average number of shares outstanding:
Class A common shares - basic and diluted	2,139	2,142
Class B common shares - basic and diluted	10,610	10,639

Net earnings per common share:
Class A common shares - basic and diluted	$1.19	$1.09
Class B common shares - basic and diluted	$1.26	$1.15

(1) The supplementary information included in this press release for 2024 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

Bel Fuse Inc.
Supplementary Information(1)
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	March 31, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$71,320	$89,371
Held to maturity U.S. Treasury securities	49,900	37,548
Accounts receivable, net	83,458	84,129
Inventories	130,459	136,540
Other current assets	29,202	33,890
Total current assets	364,339	381,478
Property, plant and equipment, net	36,036	36,533
Right-of-use assets	21,328	20,481
Related-party note receivable	2,644	2,152
Equity method investment	10,324	10,282
Goodwill and other intangible assets, net	73,215	76,033
Other assets	47,451	44,672
Total assets	$555,337	$571,631

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$32,818	$40,441
Operating lease liability, current	5,730	6,350
Other current liabilities	47,953	63,818
Total current liabilities	86,501	110,609
Long-term debt	60,000	60,000
Operating lease liability, long-term	15,727	14,212
Other liabilities	46,452	46,252
Total liabilities	208,680	231,073
Stockholders' equity	346,657	340,558
Total liabilities and stockholders' equity	$555,337	$571,631

(1) The supplementary information included in this press release for 2024 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

Bel Fuse Inc.
Supplementary Information(1)
Condensed Consolidated Statements of Cash Flows
(in thousands, unaudited)

	Three Months Ended
	March 31,
	2024	2023

Cash flows from operating activities:
Net earnings	$15,874	$14,572
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	3,684	3,236
Stock-based compensation	804	902
Amortization of deferred financing costs	26	33
Deferred income taxes	(1,676)	(1,137)
Net unrealized (gains) losses on foreign currency revaluation	(647)	199
Other, net	(29)	465
Changes in operating assets and liabilities:
Accounts receivable, net	725	(1,316)
Unbilled receivables	3,644	3,175
Inventories	5,688	7,652
Accounts payable	(7,575)	(4,831)
Accrued expenses	(16,440)	(6,417)
Accrued restructuring costs	(1,254)	2,590
Income taxes payable	4,971	3,931
Other operating assets/liabilities, net	(1,603)	(6,219)
Net cash provided by operating activities	6,192	16,835

Cash flows from investing activities:
Purchases of property, plant and equipment	(2,929)	(3,761)
Purchases of held to maturity U.S. Treasury securities	(42,726)	-
Proceeds from held to maturity securities	30,374	-
Payment for noncontrolling investment	(42)	(9,975)
Investment in related party notes receivable	(492)	-
Proceeds from sale of property, plant and equipment	192	25
Net cash used in investing activities	(15,623)	(13,711)

Cash flows from financing activities:
Dividends paid to common stockholders	(837)	(829)
Borrowings under revolving credit line	-	5,000
Purchases of common stock	(6,283)	-
Net cash (used in) provided by financing activities	(7,120)	4,171

Effect of exchange rate changes on cash and cash equivalents	(1,500)	279

Net (decrease) increase in cash and cash equivalents	(18,051)	7,574
Cash and cash equivalents - beginning of period	89,371	70,266
Cash and cash equivalents - end of period	$71,320	$77,840

Supplementary information:
Cash paid during the period for:
Income taxes, net of refunds received	$978	$976
Interest payments	$981	$1,415
ROU assets obtained in exchange for lease obligations	$179	$380

(1) The supplementary information included in this press release for 2024 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

Bel Fuse Inc.
Supplementary Information(1)
Product Group Highlights
(dollars in thousands, unaudited)

	Sales			Gross Margin
	Q1-24	Q1-23	% Change	Q1-24	Q1-23	Basis Point Change
Power Solutions and Protection	$60,247	$83,181	-27.6%	44.0%	35.7%	830
Connectivity Solutions	54,285	53,396	1.7%	36.1%	34.1%	200
Magnetic Solutions	13,558	35,767	-62.1%	16.0%	22.8%	(680)
Total	$128,090	$172,344	-25.7%	37.5%	31.1%	640

(1) The supplementary information included in this press release for 2024 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

Bel Fuse Inc.
Supplementary Information(1)
Reconciliation of GAAP Net Sales to Non-GAAP Adjusted Net Sales(2)
Reconciliation of GAAP Net Earnings to EBITDA and Adjusted EBITDA(2)
(in thousands, unaudited)

	Three Months Ended
	March 31,
	2024	2023

GAAP net sales	$128,090	$172,344
Expedite fee revenue	57	7,754
Non-GAAP adjusted net sales	$128,033	$164,590

	Three Months Ended
	March 31,
	2024	2023

GAAP Net earnings	$15,874	$14,572
Interest expense	434	983
Provision for income taxes	4,478	4,164
Depreciation and amortization	3,684	3,236
EBITDA	$24,470	$22,955
% of net sales	19.1%	13.3%

Unusual or special items:
Restructuring charges	65	3,507
MPS litigation costs	-	1,611
Adjusted EBITDA	$24,535	$28,073
% of net sales	19.2%	16.3%

(1) The supplementary information included in this press release for 2024 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

(2) In this press release and supplemental information, we have included Non-GAAP financial measures, including Non-GAAP adjusted net sales, Non-GAAP net earnings, Non-GAAP EPS, EBITDA and Adjusted EBITDA. We present results adjusted to exclude the effects of certain specified items and their related tax impact that would otherwise be included under GAAP, to aid in comparisons with other periods. We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. We use these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. We also believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other similarly situated companies in our industry, many of which present similar non-GAAP financial measures to investors. We also use non-GAAP measures in determining incentive compensation. See the section above captioned “Non-GAAP Financial Measures” for additional information.

Bel Fuse Inc.
Supplementary Information(1)
Reconciliation of GAAP Measures to Non-GAAP Measures(2)
(in thousands, except per share data) (unaudited)

The following tables detail the impact that certain unusual or special items had on the Company's net earnings per common Class A and Class B basic and diluted shares ("EPS") and the line items in which these items were included on the consolidated statements of operations.

	Three Months Ended March 31, 2024					Three Months Ended March 31, 2023
Reconciling Items	Earnings before taxes	Provision for income taxes	Net earnings	Class A EPS(3)	Class B EPS(3)	Earnings before taxes	Provision for income taxes	Net earnings	Class A EPS(3)	Class B EPS(3)

GAAP measures	$20,352	$4,478	$15,874	$1.19	$1.26	$18,736	$4,164	$14,572	$1.09	$1.15
Restructuring charges	65	10	55	-	-	3,507	483	3,024	0.23	0.24
MPS litigation costs	-	-	-	-	-	1,611	371	1,240	0.09	0.10
Non-GAAP measures	$20,417	$4,488	$15,929	$1.19	$1.26	$23,854	$5,018	$18,836	$1.41	$1.49

(1) The supplementary information included in this press release for 2024 is preliminary and subject to change prior to the filing of our upcoming Quarterly Report on Form 10-Q with the Securities and Exchange Commission.

(2) In this press release and supplemental information, we have included Non-GAAP financial measures, including Non-GAAP adjusted net sales, Non-GAAP net earnings, Non-GAAP EPS, EBITDA and Adjusted EBITDA. We present results adjusted to exclude the effects of certain specified items and their related tax impact that would otherwise be included under GAAP, to aid in comparisons with other periods. We believe that these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to our financial condition and results of operations. We use these non-GAAP measures to compare the Company’s performance to that of prior periods for trend analysis and for budgeting and planning purposes. We also believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing the Company’s financial measures with other similarly situated companies in our industry, many of which present similar non-GAAP financial measures to investors. We also use non-GAAP measures in determining incentive compensation. See the section above captioned “Non-GAAP Financial Measures” for additional information.

(3) Individual amounts of earnings per share may not agree to the total due to rounding.